UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2007 (June 7, 2007)

Kenexa Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-51358	23-3024013
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

650 East Swedesford Rd Wayne, PA (Address of Principal Executive Offices)		19087 (Zip Code)

Registrant’s telephone number, including area code: (610) 971-9171

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant’s Certifying Accountant

On June 29, 2007, Grant Thornton LLP (Grant Thornton) completed its client acceptance process and commenced work as the Company’s independent registered public accountants for the year ending December 31, 2007 and for all interim periods beginning with the quarter ending June 30, 2007.

During the fiscal years ended December 31, 2006 and 2005, and through June 29, 2007, the Company did not consult with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Grant Thornton provide a written report or oral advice to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting,

The Company provided Grant Thornton with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENEXA CORPORATION

Date: June 29, 2007	By:	/s/ Donald F. Volk
Donald F. Volk
Chief Financial Officer
June 29, 2007